EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-46865) of Rio Tinto plc of our report dated
September 23, 2005 relating to the financial statements of the Kennecott Corporation Savings Plan for Hourly Employees, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Salt Lake City, Utah
November 2, 2005








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